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                                                                    EXHIBIT 10.6

                                    ANNEX B
                                      TO
                               SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF DECEMBER 31, 1998

                 STIPULATED LOSS AND TERMINATION VALUE TABLE *
                 --------------------------------------------


Rental       Stipulated Loss/                 Rental      Stipulated Loss/
------     Termination Value                  ------    Termination Value
           -----------------                            -----------------

 1         107.184                            25        69.005
 2         105.786                            26        67.256
 3         104.376                            27        65.494
 4         102.928                            28        63.723
 5         101.443                            29        61.942
 6          99.945                            30        60.152
 7          98.432                            31        58.353
 8          96.906                            32        56.540
 9          95.367                            33        54.718
10          93.813                            34        52.887
11          92.246                            35        51.042
12          90.665                            36        49.187
13          89.069                            37        47.323
14          87.460                            38        45.445
15          85.839                            39        43.552
16          84.207                            40        41.650
17          82.564                            41        39.739
18          80.910                            42        37.817
19          79.245                            43        35.886
20          77.568                            44        33.941
21          75.879                            45        31.985
22          74.179                            46        30.019
23          72.465                            47        28.040
24          70.741                            48        26.049



INITIALS:             ______________          ________________
                      Lessor                  Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.